UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 21, 2024

SHARECARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39535	85-1365053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

255 East Paces Ferry Road NE, Suite 700

Atlanta, Georgia 30305

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 671-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHCR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	SHCRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 21, 2024, Sharecare, Inc. (“Sharecare” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Impact Acquiror Inc., a Delaware corporation (“Parent”), Impact Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Altaris, LLC.

The Merger Agreement provides that, among other things and on the terms and subject to the conditions of the Merger Agreement, (i) Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”); (ii) at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock of the Company, par value $0.0001 per share (the “Company Common Stock”) (other than (a) shares of Company Common Stock that, immediately prior to the Effective Time, are held by the Company and not held on behalf of third parties, immediately prior to the Effective Time, (b) shares of Company Common Stock that are owned by Parent or Merger Sub, in each case immediately prior to the Effective Time, (c) shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by any holder who is entitled to demand and properly demands appraisal of such shares of Company Common Stock pursuant to Section 262 of the General Corporation Law of the State of Delaware, and (d) certain shares of Company Common Stock that are owned by Jeff Arnold, the Company’s Executive Chairman, which are contributed, transferred and assigned in exchange for certain equity securities in an affiliate of the Surviving Corporation pursuant to the terms of a certain rollover agreement by and among Jeff Arnold and certain affiliates of Parent entered into concurrently with the execution and delivery of the Merger Agreement) will be automatically converted into the right to receive $1.43 in cash, without interest (the “Merger Consideration”); and (iii) each share of Series A convertible preferred stock, par value $0.0001 per share (“Preferred Shares”), issued and outstanding immediately prior to the Effective Time will not be converted into the right to receive the Merger Consideration and will remain issued and outstanding following the Effective Time.

The Board of Directors of the Company (the “Board”), acting on the unanimous recommendation of a special committee of the Board (the “Special Committee”) consisting of independent and disinterested directors of the Company, have approved the Merger Agreement and the transactions contemplated thereby and, subject to certain exceptions set forth in the Merger Agreement, resolved to recommend that the Company’s stockholders approve the adoption of the Merger Agreement.

If the Merger is consummated, the Company Common Stock will be delisted from the NASDAQ stock market and deregistered under the Securities Exchange Act of 1934, as amended.

Treatment of Company Equity Awards

As of the Effective Time, the Merger Agreement provides for the following treatment of outstanding Company equity awards:

Options

•

Each option to purchase shares of Company Common Stock (a “Company Option”) that is vested or vests upon the Effective Time in accordance with its terms will be cancelled and converted into the right to receive an amount in cash (without interest) equal to the product of (a) the number of shares of Company Common Stock subject to the Company Option immediately prior to the Effective Time multiplied by (b) the excess, if any of (x) the Merger Consideration over (y) the exercise price per share of Company Common Stock of such Company Option (the “Option Consideration”).

•

Each Company Option that is unvested and held by participants in the Company’s Change in Control Plan, effective January 25, 2023 (the “CIC Plan” and participants in the CIC Plan, “CIC Plan Participants”) will automatically be cancelled and converted into a contingent right to receive (A) a cash payment, without interest (a “Contingent Cash Award”), equal to 70% of the Option Consideration and (B) a number of non-voting common units of Parent (or any parent company of Parent) (a “Contingent Unit Award”) having a capital value equal to 30% of the Option Consideration with respect to such Company Option, in each case generally subject to the same terms and conditions as apply to such Company Option immediately prior to the Effective Time.

•

Each Company Option that is unvested and held by any individual who is not a CIC Plan Participant (a “non-CIC Plan Participant”) will be cancelled and converted into a Contingent Cash Award equal to the Option Consideration with respect to such Company Option, generally subject to the same terms and conditions as apply to such Company Option immediately prior to the Effective Time (except that the vesting of 70% of each such Contingent Cash Award will also be subject to certain performance-based goal(s)).

•

With respect to any Company Option the vesting of which is subject to stock price performance hurdles, (a) such stock price performance hurdles will be deemed to have been satisfied to the extent the Merger Consideration exceeds the applicable performance hurdle and (b) any tranches of performance-vesting options whose performance hurdles exceed the Merger Consideration shall automatically be forfeited at the Effective Time.

•

Each Company Option (whether vested or unvested and whether held by CIC Plan Participants or non-CIC Plan Participants) for which the exercise price per share of Company Common Stock is equal to or greater than the Merger Consideration will automatically be cancelled at the Effective Time without consideration.

RSU Awards

•

Each restricted stock unit award corresponding to shares of Company Common Stock (a “Company RSU Award”) that is held by a non-employee director of the Company Board, whether or not vested, shall be cancelled and converted into the right to receive an amount in cash (without interest) equal to (A) the number of shares subject to such Company RSU Award multiplied by (B) the Merger Consideration.

•

Each Company RSU Award held by a CIC Plan Participant will automatically be cancelled and converted into (I) a Contingent Cash Award in an amount in cash equal to (A) 70% of the number of shares subject to such Company RSU Award multiplied by (B) the Merger Consideration, and (II) a Contingent Unit Award with a capital value equal to (A) 30% of the number of shares subject to such Company RSU Award multiplied by (B) the Merger Consideration, in each case generally subject to the same terms and conditions as apply to such Company RSU Award immediately prior to the Effective Time. With respect to any Company RSU Award the vesting of which is subject to performance-based objectives, the number of shares subject to such Company RSU Award will be equal to (I) 125.3% for the 2023 measurement period; and (II) for incomplete measurement periods, the greater of (x) the number of shares earned based on target performance and (y) the number of shares earned based on actual performance extrapolated as of the Effective Time through the end of the applicable measurement period.

•

Each Company RSU Award held by a non-CIC Plan Participant (excluding non-employee members of the Company Board) will be cancelled and converted into a Contingent Cash Award in an amount in cash equal to (A) the number of shares subject to such Company RSU Award multiplied by (B) the Merger Consideration, generally subject to the same terms and conditions as apply to such Company RSU Award immediately prior to the Effective Time (except that the vesting of 70% of such Contingent Cash Award will also be subject to certain performance-based goal(s)). With respect to any Company RSU Award the vesting of which is subject to performance-based objectives, the number of shares subject to such Company RSU Award will be equal to (I) 125.3% for the 2023 measurement period; and (II) for incomplete measurement periods, the number of shares earned based on target performance.

Conditions to the Merger

The completion of the Merger is subject to the fulfillment or waiver of certain customary mutual closing conditions, including, (i) the adoption of the Merger Agreement by holders of a majority of the aggregate voting power of the outstanding shares of Company Common Stock and Preferred Shares entitled to vote thereon, voting together as a single class, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) the absence of any law or order by a governmental authority enjoining or otherwise prohibiting consummation of the Merger. The obligation of each party to consummate the Merger is also conditioned upon certain unilateral closing conditions, including the other party’s representations and warranties being accurate (subject to certain customary materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement. The consummation of the Merger is not subject to any financing condition.

Termination and Fees

The Merger Agreement contains termination rights for each of Parent and the Company, including, among others, (i) if the consummation of the Merger does not occur on or before December 21, 2024, subject to one three-month extension if on such date all of the closing conditions in the Merger Agreement except for those relating to regulatory approvals have been satisfied or waived), (ii) if the approval of the Company’s stockholders is not obtained following the meeting of the Company’s stockholders for purposes of obtaining such approval and (iii) subject to certain conditions, (a) by Parent, if the Board or the Special Committee makes an adverse recommendation change with respect to the Merger or (b) by the Company, if the Company wishes to terminate the Merger Agreement to enter into a definitive contract with respect to a Superior Proposal (as defined by the Merger Agreement).

The Company will be required to pay a termination to Parent equal to approximately $17.7 million if the Merger Agreement is terminated in certain specified circumstances, including the termination by Parent in the event of a change of recommendation by the Board or the termination by the Company to enter into a contract with respect to a Superior Proposal.

Financing

Parent has obtained equity financing commitments for the purpose of financing the transactions contemplated by the Merger Agreement and paying related fees and expenses. In addition, certain Affiliates of Parent have guaranteed payment of the monetary damages payable by Parent under certain circumstances, as well as certain reimbursement and indemnification obligations that may be owed by Parent pursuant to the Merger Agreement. The consummation of the Merger is not subject to any financing condition.

Other Terms of the Merger Agreement

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to use commercially reasonable efforts to conduct its business in the ordinary course during the period between the date of the Merger Agreement and the Closing. The parties have agreed to use reasonable best efforts to take all actions necessary, proper or advisable under applicable laws to consummate the Merger, including cooperating to obtain the regulatory approvals necessary to complete the Merger.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the earlier of the termination of the Merger Agreement and the Effective Time, the Company will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions. Unless the Merger Agreement is terminated in accordance with its terms, the Company is required to call a meeting of its stockholders to vote upon the adoption of the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders vote to adopt the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, Merger Sub or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent and Merger Sub and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the Proxy Statement that the Company will file in connection with the transaction contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 8.01	Other Events.

On June 21, 2024, the Company issued a press release announcing entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Sharecare. In connection with the proposed transaction, Sharecare will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Sharecare’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Sharecare may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to Sharecare’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, SHARECARE’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Sharecare’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Sharecare, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Sharecare, Inc., 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305, Attention: Investor Relations, investors@sharecare.com, or from Sharecare’s website www.sharecare.com.

Participants in the Solicitation

Sharecare and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Sharecare’s directors and executive officers is available in Sharecare’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Executive Compensation,” “Director Compensation” and “Stock Ownership” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in Sharecare’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Jeffrey T. Arnold on May 17, 2024; Form 4, filed by Dawn Whaley on May 17, 2024; Form 4, filed by Justin Ferrero on May 17, 2024; Form 4, filed by Carrie Ratliff on May 17, 2024; Form 4, filed by Michael Blalock on May 17, 2024; Form 4, filed by Colin Daniel on May 17, 2024; Form 4, filed by Jeffrey A. Allred on June 12, 2024; Form 4, filed by John Huston Chadwick on June 12, 2024; Form 4, filed by Kenneth R. Goulet on June 12, 2024; Form 4, filed by Brent D. Layton on June 12, 2024; Form 4, filed by Rajeev Ronanki on June 12, 2024; Form 4, filed by Rajeev Ronanki on June 18, 2024; Form 4, filed by Kenneth R. Goulet on June 18, 2024; Form 4, filed by Colin Daniel on June 18, 2024; Form 4, filed by Carrie Ratliff on June 18, 2024; Form 4, filed by Veronica Mallett on June 18, 2024; Form 4, filed by Jeffrey Sagansky on June 18, 2024; Form 4, filed by John Huston Chadwick on June 18, 2024; Form 4, filed by Justin Ferrero on June 18, 2024; Form 4, filed by Nicole Torraco on June 18, 2024; and Form 4, filed by Alan G. Mnuchin on June 18, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this communication, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.

Forward-looking statements in this communication include, but are not limited to, statements regarding the proposed transaction, including the benefits of the proposed transaction and the anticipated timing of consummation of the proposed transaction. We cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s plans, business relationships, operating results and operations; (v) potential difficulties retaining employees as a result of the announcement and pendency of the proposed transaction; (vi) the response of customers, channel partners and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; and (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction. Descriptions of some of the other factors that could cause actual results to differ materially from these forward-looking statements are discussed in more detail in our filings with the SEC, including the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among Impact Acquiror Inc., Impact Merger Sub Inc. and Sharecare, Inc., dated as of June 21, 2024.†

99.1	Press Release, dated June 21, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2024	SHARECARE, INC.

	By:	/s/ Carrie Ratliff
	Name:	Carrie Ratliff
	Title:	Chief Legal Officer